UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): March 28, 2001

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


State of Texas                        001-13559                   75-2337102
(State of incorporation)        (Commission File No.)       (IRS Employer
                                                             Identification No.)


                          911 N.W. Loop 281, Suite 111
                              Longview, Texas 75604
               (Address of principal executive offices) (Zip code)

                                    No change
             (Former name of address, if changed since last report).

Item 5.  Other events

On March 16, 2001 RTOSF, Inc, a wholly owned subsidiary of Restaurant Teams International, Inc. sold the assets and franchise rights of it's Tanner's restaurants in Atlanta, GA. RTOSF, Inc. received approximately $245,000 for the transaction. RTOSF, Inc. had liens and encumbrances on the business which were in excess of the amount paid and therefore no proceeds were passed through to the parent corporation, Restaurant Teams International, Inc. Furthermore now that RTOSF, Inc. has paid off what it was able to, Restaurant Teams International, Inc. is responsible for the payment of some of the deficiencies which remained.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Restaurant Teams International, Inc.


Date: March 28, 2001                     By: /s/ Stanley L. Swanson
                                                --------------------
                                                  Stanley L. Swanson
                                                  Chief Executive Officer
                                                  (Signature)



Date: March 28, 2001                     By: /s/ Curtis A. Swanson
                                                ------------------
                                                  Curtis A. Swanson
                                                  Chief Financial Officer
                                                  (Signature)